UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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American Acquisition Opportunity Inc.
(Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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American Acquisition Opportunity Inc.

12115 Visionary Way

Fishers, Indiana 46038

TO THE STOCKHOLDERS OF AMERICAN ACQUISITION OPPORTUNITY INC.:

You are cordially invited to attend a special meeting (the “special meeting”) of stockholders of American Acquisition Opportunity Inc. (the “Company,” “we,” “us” or “our”), to be held at _:__ a.m., Eastern Time, on September __, 2022. The special meeting will be held virtually, at https://www.cstproxy.com/amao/____. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.

Proposal No. 1 - The Extension Amendment Proposal - To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a Business Combination (as defined below) from September 22, 2022  to March 22, 2023 (the “Extended Date”).

2.

Proposal No. 2 - The Trust Amendment Proposal - To amend (the “Trust Amendment” and together with the Extension Amendment, the Extensions” ) the Investment Management Trust Agreement, dated March 17, 2021 and amended on March 21, 2022, by and between Continental Stock Transfer & Trust Company and the Company (the “Trust Agreement”) to extend the liquidation date from September 22, 2022  to the Extended Date.

3.

Proposal No. 3 – Charter Amendment Proposal Re Fairness Opinion– To amend (the “Fairness Opinion Amendment”) Section 9.5 of the charter to eliminate the requirement that a fairness opinion be obtained in in connection with a business combination involving a related party.

4.

Proposal No. 4 – Charter Amendment Proposal Re Net Tangible Assets – To amend (the “Net Tangible Assets Amendment”) Section 9.2(a) of the charter to eliminate the net tangible assets limitation in connection with a business combination.

5.

Proposal No. 5 – Charter Amendment Proposal Re Redemption Limitation – To amend (the “Charter Amendment Redemption Limitation”) Section 9.7 of the charter to remove the limitation on redemptions in connection with certain charter amendments.

6.

Proposal No. 6 - The Adjournment Proposal - To approve one or more adjournments of the special meeting, if necessary, to permit the further solicitation of additional proxies in the event there are not sufficient votes present at the special meeting virtually or by proxy, or at any adjournment or postponement of that meeting, to approve and adopt the other proposals being considered at the special meeting.

Each of Proposals 1-5 is cross-conditioned on the approval of each other. Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully. The Board of Directors has approved each of these Proposals and believes they are in the best interests of stockholders. THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE PROPOSALS.

On June 28, 2022, the Company entered into an agreement and plan of merger (the “Business Combination Agreement”) by and among the Company, Royalty Management Corporation, an Indiana corporation (“RMC”) and Royalty Merger Sub Inc., an Indiana corporation and a wholly owned subsidiary of the Company (“Merger Sub”). Pursuant to the Business Combination Agreement, a business combination between the Company and RMC will be effected through the merger of Merger Sub with and into RMC, with RMC surviving the merger as a wholly owned subsidiary of the Company (the “Business Combination”).

The Board of Directors of the Company (the “Board”) has approved each of these Proposals to help facilitate the completion of the Business Combination.  Stockholders will have the opportunity to vote on the Business Combination Agreement at a later date. Under the Company’s charter, an initial business combination must be completed by September 22, 2022. The purpose of the Extensions is to provide the Company more time to complete the Business Combination, which the Board believes is in the best interests of our stockholders.

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Certain of the stockholders of RMC are also stockholders and officers and directors of the Company.  As such, under Section 9.5 of the charter, the Company is required to obtain a “fairness opinion” prior to completion of the Business Combination. The Company also disclosed in its prospectus in connection with its initial public offering (“IPO”) that it would do so as well. The Board of Directors has determined that the cost of obtaining a fairness opinion as would be required by Section 9.5 of the charter is prohibitive, particularly in light of the fact that there are only 1,582,685 public shares that remain outstanding and believes that it would be in stockholders best interests if this requirement to the completion of a business combination was removed. Proposal 3, if approved, would eliminate this requirement. The purpose of Proposals 4 and 5 is to remove the limitation on redemptions if the redemptions would result in net tangible assets being less than $5,000,001.  The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension.

In connection with Proposals 1-5, if approved by the requisite vote of stockholders, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares (the “Election”).

If Proposals 1-5 are approved by the requisite vote of stockholders, the remaining holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination. In addition, public stockholders who vote for Proposals 1-5 and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

The Company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.10 at the time of the special meeting. The closing price of the Company’s common stock on August 26, 2022, was $10.10. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Proposals are not approved by September 22, 2022, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

The affirmative vote of 65% of the Company’s outstanding common stock will be required to approve each of Proposals 1-5. Approval of the Adjournment Proposal requires the affirmative vote of at least the majority of the votes cast by the stockholders present or represented by proxy and entitled to vote on the matter at the special meeting, voting as a single class. Our sponsor, directors and executive officers own ___________ shares of common stock and have agreed with the Company to vote those shares in favor of each of the Proposals.

Our Board has fixed the close of business on _____________, 2022 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. As of the record date, there are 4,309,105 outstanding shares of common stock, our only class of voting securities outstanding. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting. Only holders of record of the Company’s common stock on the record date are entitled to have their votes counted at the special meeting or any adjournment thereof.

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You are not being asked to vote on the Business Combination at this time.

After careful consideration of all relevant factors, our Board has determined that the proposals are advisable and recommends that you vote or give instruction to vote “FOR” the proposals.

Enclosed is the proxy statement containing detailed information concerning the proposals and the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to read this material carefully and vote your shares.

I look forward to seeing you at the special meeting.

___________, 2022	By Order of the Board of Directors,

/s/ Mark C. Jensen
Mark C. Jensen
Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against Proposals 1-5.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on _____________, 2022: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/amao/_____.

TO EXERCISE YOUR REDEMPTION RIGHTS: (1) IF YOU HOLD SHARES OF COMMON STOCK THROUGH UNITS, YOU MUST ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON SEPTEMBER ___, 2022, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER YOUR SHARES OF COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

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American Acquisition Opportunity Inc.

12115 Visionary Way

Fishers, Indiana 46038

NOTICE OF

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER ___, 2022

A special meeting of stockholders (the “special meeting”) of American Acquisition Opportunity Inc. (the “Company,” “we,” “us” or “our”), to be held at 9:00 a.m., Eastern Time, on September ___, 2022. The special meeting will be held virtually, at https://www.cstproxy.com/amao/____. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.

Proposal No. 1 - The Extension Amendment Proposal - To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a Business Combination (as defined below) from September 22, 2022 to March 22, 2023, 2023 (the “Extended Date”).

2.

Proposal No. 2 - The Trust Amendment Proposal - To amend (the “Trust Amendment” and together with the Extension Amendment, the Extensions”) the Investment Management Trust Agreement, dated March 17, 2021 and amended on March 21, 2022, by and between Continental Stock Transfer & Trust Company and the Company (the “Trust Agreement”) to extend the liquidation date from September 22, 2022 to the Extended Date.

3.

Proposal No. 3 – Charter Amendment Proposal Re Fairness Opinion– To amend (the “Fairness Opinion Amendment”) Section 9.5 of the charter to eliminate the requirement that a fairness opinion be obtained in in connection with a business combination involving a related party.

4.

Proposal No. 4 – Charter Amendment Proposal Re Net Tangible Assets – To amend (the “Net Tangible Assets Amendment”) Section 9.2(a) of the Charter to eliminate the net tangible assets limitation in connection with a business combination.

5.

Proposal No. 5 – Charter Amendment Proposal Re Redemption Limitation – To amend (the “Charter Amendment Redemption Limitation”) Section 9.7 of the charter to remove the limitation on redemptions in connection with certain charter amendments.

6.

Proposal No. 6 - The Adjournment Proposal - To approve one or more adjournments of the special meeting, if necessary, to permit the further solicitation of additional proxies in the event there are not sufficient votes present at the special meeting virtually or by proxy, or at any adjournment or postponement of that meeting, to approve and adopt the Extension Amendment and the Trust Amendment.

Each of Proposals 1-5 is cross-conditioned on the approval of each other. Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully. The Board of Directors has approved each of these Proposals and believes they are in the best interests of stockholders. THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE PROPOSALS.

This proxy statement is dated _____________, 2022, and is first being mailed to stockholders on or about _____________, 2022.

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American Acquisition Opportunity Inc.

12115 Visionary Way

Fishers, Indiana 46038

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

American Acquisition Opportunity Inc., (the “Company,” “Vickers,” “we,” “us” or “our”), a Delaware corporation, is providing this proxy statement in connection with the solicitation by the Company’s Board of Directors of proxies to be voted at the Special Meeting of Stockholders to be held __:__ a.m. ET on September __, 2022.  The Special Meeting will be held virtually, via webcast, at https://www.cstproxy.com/amao/_________/

The Special Meeting will be held for the purpose of considering and voting upon the following proposals:

1.

Proposal No. 1 - The Extension Amendment Proposal - To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a Business Combination (as defined below) from September 22, 2022 to March 22, 2023 (the “Extended Date”).

2.

Proposal No. 2 - The Trust Amendment Proposal - To amend (the “Trust Amendment” and together with the Extension Amendment, the Extensions”) the Investment Management Trust Agreement, dated March 17, 2021 and amended on March 21, 2022, by and between Continental Stock Transfer & Trust Company and the Company (the “Trust Agreement”) to extend the liquidation date from September 22, 2022 to the Extended Date.

3.

Proposal No. 3 – Charter Amendment Proposal Re Fairness Opinion– To amend (the “Fairness Opinion Amendment”) Section 9.5 of the charter to eliminate the requirement that a fairness opinion be obtained in in connection with a business combination involving a related party.

4.

Proposal No. 4 – Charter Amendment Proposal Re Net Tangible Assets – To amend (the “Net Tangible Assets Amendment”) Section 9.2(a) of the Charter to eliminate the net tangible assets limitation in connection with a business combination.

5.

Proposal No. 5 – Charter Amendment Proposal Re Redemption Limitation – To amend (the “Charter Amendment Redemption Limitation”) Section 9.7 of the charter to remove the limitation on redemptions in connection with certain charter amendments.

6.

Proposal No. 6 - The Adjournment Proposal - To approve one or more adjournments of the special meeting, if necessary, to permit the further solicitation of additional proxies in the event there are not sufficient votes present at the special meeting virtually or by proxy, or at any adjournment or postponement of that meeting, to approve and adopt the Extension Amendment and the Trust Amendment.

Background

The Company completed its initial public offering (“IPO”) on March 22, 2021. The Company’s IPO prospectus and charter initially provided that the Company had until March 22, 2022 (12 months after the consummation of the IPO) to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “Business Combination”). On March 21, 2022, stockholders of the Company approved an amendment to the Company’s charter to extend the period of time in which to complete a Business Combination to September 22, 2022. In connection with this extension, stockholders of the Company holding _________ shares elected to redeem their shares leaving _________ public shares outstanding.

On June 28, 2022, the Company entered into an agreement and plan of merger (the “Business Combination Agreement”) by and among the Company, Royalty Management Corporation, an Indiana corporation (“RMC”) and Royalty Merger Sub Inc., an Indiana corporation and a wholly owned subsidiary of the Company (“Merger Sub”).

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Pursuant to the Business Combination Agreement, a business combination between the Company and RMC will be effected through the merger of Merger Sub with and into RMC, with RMC surviving the merger as a wholly owned subsidiary of the Company (the “Business Combination”).

The Board of Directors of the Company (the “Board”) currently believes that there will not be sufficient time before September 22, 2022, to complete a Business Combination. As such, the purpose of Proposals 1 and 2 are to provide for an extension of the time period to complete the Business Combination, which the Board believes is in the best interests of our stockholders.

The Company’s charter also contains a provision that requires that the Company obtain a fairness opinion in connection with an initial business combination that is deemed a “related party” transaction. The Business Combination would be deemed a related party transaction as many of the stockholders of the target are officers and directors of the Company. While the Company obtained an independent valuation of the target prior to execution of the Business Combination Agreement, it intended to obtain the fairness opinion post-signing. It has subsequently determined that, in the opinion of the Board, the cost of obtaining such an opinion outweighs the benefit to its stockholders as stockholders may exercise redemption rights either in connection with the consideration of these charter amendments or when voting on the Business Combination which will occur at a later date. However, as Section 9.7 of the charter requires the receipt of a fairness opinion and the Company disclosed in its prospectus for its IPO the intention to obtain a fairness opinion in these circumstances, the Company is seeking stockholder approval of the charter amendment to remove this provision.

The Company’s charter also prohibits the Company from redeeming securities in connection with a business combination or an amendment to certain charter provisions if the redemptions would cause its net tangible assets to be less than $5,000,001 (the “NTA Requirement”). The purpose of this provision was to prevent the Company’s securities from being deemed a “penny stock” under SEC Rules. The purpose of the NTA Requirement was to ensure that the Company will not be subject to the “penny stock” under the rules of the SEC as long as it met the NTA Requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend its charter to remove the NTA Requirement limitation on redemptions that is included in both Section 9.2(a) of the charter (Proposal 4) and Section 9.7 of the charter (Proposal 5). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it can rely on another exclusion, which relates to it being listed on the Nasdaq Capital Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth in Rule 3a51-1(a)(2) as a result of its securities being listed on the Nasdaq Capital Market.

Redemption Rights

In accordance with the charter, stockholders of the Company are entitled to exercise redemption rights in connection with Proposals 1, 3, 4 and 5. If Proposals 1-5 are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with a later vote regarding the approval of the Business Combination. In addition, public stockholders who vote for Proposals 1, 3, 4 and 5 and do not seek to have their shares redeemed would still be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

The Company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.10 at the time of the special meeting. The closing price of the Company’s common stock on August 26, 2022, was $10.10. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If Proposals are not approved by September 22, 2022, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

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Voting Rights; Vote Required

Our Board has fixed the close of business on _____________, 2022 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

The affirmative vote of 65% of the Company’s outstanding common stock will be required to approve each of Proposals 1-5.

Approval of the Adjournment Proposal requires the affirmative vote of at least the majority of the votes cast by the stockholders present or represented by proxy and entitled to vote on the matter at the special meeting, voting as a single class.

The Sponsor, officers, and directors have waived their rights to liquidating distributions from the trust account with respect to their shares of common stock, including those included in our units issued to such initial stockholders, acquired directly from the Company and warrants issued to the Sponsor. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Company winds up.

Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.10 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.10 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of the Company. Therefore, there is no assurance that our Sponsor will be able to satisfy its obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.10 (based on the amount expected to be in trust at the time of the special meeting). Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.10, plus interest, due to unforeseen claims of potential creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If Proposals 1-5 are approve, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any Business Combination through the Extended Date if the Extensions are approved.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

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FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•	our ability to complete a Business Combination;
•	the anticipated benefits of a Business Combination;
•

our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving a Business Combination, as a result of which they would then receive expense reimbursements or other benefits;

•	our potential ability to obtain additional financing, if needed, to complete a Business Combination;
•	our public securities’ potential liquidity and trading;
•	the use of proceeds not held in the trust account (as described herein) or available to us from interest income on the trust account balance; and
•	our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting. The Company is a blank check company formed in January 2021 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In March 2021, the Company consummated its IPO from which it derived net proceeds of approximately $106,000,000. Like most blank check companies, our charter provided for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date. In our case, such date was initially set at March 22, 2022.  In March 2022, stockholders approved an amendment to the charter extending the deadline to September 22, 2022. In connection with the approval of this extension, _________ of the outstanding public shares exercised redemption rights.

While the Company has entered into the Business Combination Agreement with RMC, our Board believes that the Business Combination will not be completed by September 22, 2022.  The Company is therefore seeking a further extension of the deadline to March 22, 2023. The Board also believes that certain other amendments to the charter are necessary to ensure that the Business Combination is completed.

What is being voted on?

You are being asked to vote on the following proposals:

1.	To amend our charter to extend the date by which the Company must consummate a Business Combination from September 22, 2022 to March 22, 2023.
2.	To amend the Trust Agreement to extend the liquidation date from September 22, 2022 to March 22, 2023.
3.	To amend our charter to eliminate the requirement that a fairness opinion be obtained in connection with a business combination with a related party.
4.	To amend our charter to eliminate the restriction on redemptions in connection with a business combination if it would result in us having net tangible assets less than $5,000,001.
5.	To amend our charter to eliminate the restriction on redemptions in connection with certain charter amendments if it would result in us having net tangible assets less than $5,000,001.
6.

To approve one or more adjournments of the special meeting, if necessary, to permit the further solicitation of additional proxies in the event there are not sufficient votes present at the special meeting virtually or by proxy, or at any adjournment or postponement of that meeting, to approve any of Proposals 1-5.

What is the purpose of the Proposals?

The purpose of the Proposals is to provide the Company with sufficient time to complete the Business Combination and to facilitate the consummation of the Business Combination. Stockholders are not being asked to approve the Business Combination at this time. The Company intends to hold another stockholders meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination. Each of the Proposals 1-5 is cross-conditioned on the approval of each other.

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If the Extensions are implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account if the Extensions are approved and the amount remaining in the trust account may be only a fraction of the approximately $_________ (including interest but less the funds used to pay taxes) that was in the trust account as of July 31, 2022, which could impact the Company’s ability to consummate a Business Combination.

If the Extension Amendment Proposal or the Trust Amendment Proposal are not approved by September 22, 2022, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

The Sponsor and the initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their shares of common stock, including those included in our units issued to such initial stockholders, acquired directly from the Company (but not including shares acquired in the open market) (the “Private Shares”). As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

Why is the Company proposing the Extension Amendment and Trust Amendment Proposals (Proposals 1 and2)?

The Company’s charter and the Trust Agreement provide for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before September 22, 2022. While the Company entered into the Business Combination Agreement on June 28, 2022, our Board currently believes that there will not be sufficient time before September 22, 2022 to complete the Business Combination. The purpose of the Extensions is to provide the Company with sufficient time to complete the Business Combination, which our Board believes is in the best interests of our stockholders.

Why is the Company proposing the Fairness Opinion Proposal (Proposal 3)?

Certain of the stockholders of RMC are also stockholders and officers and directors of the Company. As such, under Section 9.5 of the charter, the Company is required to obtain a “fairness opinion” prior to completion of the Business Combination. The Company also disclosed in its prospectus in connection with its initial public offering (“IPO”) that it would do so as well. The Board of Directors has determined that the cost of obtaining a fairness opinion as would be required by Section 9.5 of the charter is prohibitive, particularly in light of the fact that there are only 1,582,685 public shares that remain outstanding and believes that it would be in stockholders best interests if this requirement to the completion of a business combination was removed. Proposal 3, if approved, would eliminate this requirement.

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Why is the Company proposing the Net Tangible Assets Amendment and the Charter Amendment Regarding Redemption Limitations Proposals (Proposals 4 and 5)?

In connection with the special meeting of stockholders held in March 2022 at which stockholders approved the initial extension, ________ shares of common stock (___% of the outstanding public shares) exercised redemption rights. As of July __, 2022, only $______ remained in the trust account. Stockholders are entitled to exercise redemption rights in connection with these proposals as well. Under the Company’s charter, it cannot consummate the Business Combination unless it has net tangible assets of at least $5,000,001 upon consummation of the Business Combination. In addition, if holders of more than approximately 1,070,412 shares were to seek redemption rights in connection with the consideration of these proposals, even if the amendments were approved by the requisite vote of stockholders, the Company would not be able to implement the amendments or provide redemption rights as its charter requires that it must have at least $5,000,001 in net tangible assets to do so.

The Company believes that these limitations which may prevent it from completing the Business Combination are not needed. The purpose of such limitation was initially to ensure that the common stock is not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act. Because the common stock would not be deemed to be a “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the NTA Proposal to facilitate the consummation of the Business Combination. If the NTA Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, the charter would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met.

Why should I vote for the Proposals?

Our Board believes stockholders will benefit from the Company consummating the Business Combination and is proposing the charter amendments to extend the date by which the Company must complete the Business Combination until the Extended Date and to facilitate its completion.  The Company is also seeking to eliminate the NTA Requirement and the related limitation on redemptions in connection with charter amendments so as to give all of its public stockholders the ability to have their shares of common stock redeemed if they so desire.

Our Board recommends that you vote in favor of each of the Proposal but expresses no opinion as to whether you should redeem your public shares.

How do the Company insiders intend to vote their shares?

All of the Company’s directors and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of all proposals. As of the date of this proxy statement, the Company’s sponsor, directors and officers own ___________ shares representing ____% of the outstanding shares of the Company’s common stock entitled to vote at the special meeting.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that all proposals are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” each of Proposals 1-5.

What vote is required to adopt each of the Proposals?

Approval of each of Proposals 1-5 will require the affirmative vote of holders of 65% of the Company’s outstanding common stock, including those shares held as a constituent part of our units, on the record date. Abstentions will have the effect of a vote “AGAINST” this proposal.

Approval of the Adjournment Proposal will require the affirmative vote of majority of the votes cast by the holders of the Company’s common stock present virtually or represented by proxy at the special meeting and entitled to vote on the matter at the annual meeting. Accordingly, abstentions will have the effect of a vote “AGAINST” this proposal.

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Will you seek any further extensions to liquidate the trust account?

Other than the Extensions until the Extended Date as described in this proxy statement, the Company does not anticipate seeking any further extension to consummate a Business Combination.

What happens if the Proposals are not approved?

If any of Proposals 1-5 is not approved by September 22, 2022, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If Proposal 1-5 are approved, what happens next?

If Proposals 1-5 are approved, the Company will continue to attempt to consummate the Business Combination until the Extended Date. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and its units, common stock and public warrants will remain publicly traded until the Extended Date.

Upon approval of the Proposals, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will also execute an amendment to Trust Agreement in the form of Annex B hereto.

If the Proposals are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our initial stockholders through the Private Shares.

Would I still be able to exercise my redemption rights in connection with a vote on the Business Combination?

If all of Proposals 1-5 are approved, unless you elect to redeem your shares, you will be able to vote on the Business Combination when it is submitted to stockholders. If you disagree with the Business Combination, you will retain your right to vote against it and/or redeem your public shares upon consummation of the Business Combination in connection with the stockholder vote to approve such Business Combination.

What happens if I sell my common stock or units before the special meeting?

The _____________, 2022 record date is earlier than the date of the special meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transfer your common stock prior to the record date, you will have no right to vote those shares at the special meeting.

How do I attend the special meeting, and will I be able to ask questions?

The special meeting will be conducted virtually over the Internet. As a stockholder you will need your Control Number to join the meeting. You can obtain your Control Number from the Notice of the special meeting or the proxy card you received from Continental Stock Transfer & Trust Company, the Company’s transfer agent. If you hold your position through a bank or broker and would like to join the meeting you will need to contact Continental Stock Transfer at 917-262-2373, or www.proxy@continentalstock.com  to obtain a control number. Any stockholder may attend, listen and vote during the virtual meeting. You will also be able to ask questions during that part of the meeting by clicking on the chat box and enter a question.

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How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 12115 Visionary Way, Fishers, Indiana 46038, Attn: Chief Executive Officer.

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the proposals.

If my shares are held in “street name,” will my broker automatically vote them for me?

Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. All proposals are non-routine or “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the proposals, which are non-routine or “non-discretionary” proposals.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.

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Who can vote at the special meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on _____________, 2022, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, ________ shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the proposals?

The Company’s directors and executive officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of Private Shares and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements and ownership interests in the target of our Business Combination. See the section entitled “The Extension Amendment - Interests of the Company’s Directors and Officers.”

Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the Extensions under the DGCL.

What happens to the Company’s warrants if the Proposals are not approved?

If the Proposals are not approved by September 22, 2022, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

What happens to the Company warrants if the Proposals are approved?

If the Proposals are approved, the Company will continue its efforts to consummate the Business Combination until the Extended Date. The warrants will remain outstanding in accordance with their terms.

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How do I redeem my shares of Company common stock?

If the Proposals are implemented, each public stockholder may seek to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve the Business Combination, or if the Company has not consummated a Business Combination by the Extended Date.

To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. EST on ________, 2022. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

If I am a public unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding public units must separate the underlying public shares and Public Warrants (as defined below) prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my shares of Company common stock?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has also retained Alliance Advisors, LLC, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the special meeting. Any customary fees of Alliance Advisors, LLC will be paid by the Company. The Company estimates that its proxy solicitor fees will be approximately $______ plus reasonable out of pocket expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

American Acquisition Opportunity Inc.

12115 Visionary Way

Fishers, Indiana 46038

Attn: Chief Executive Officer

Telephone: (317) 855-9926

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You may also contact the proxy solicitor at the address or telephone number listed below:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

Shareholders Call Toll Free: 844-670-2144

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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THE COMPANY

We are a blank check company organized on January 20, 2021 under the laws of the State of Delaware. The Company was formed for the purpose consummating a Business Combination.

On March 22, 2021, we consummated our IPO of 10,000,000 units at a price of $10.00 per unit (the “Units”), generating gross proceeds of $100,000,000. Each Unit consists of one Class A common stock and one-half of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of common stock at an exercise price of $11.50.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 3,800,000 warrants (the “Private Warrants”).  On March 30, 2021, the underwriters partially exercised their over-allotment option, and the closing and sale of an additional 506,002 Units (the “Over-Allotment Units”) occurred on April 1, 2021. The issuance by the Company of the Over-Allotments Units at a price of $10.00 per Unit resulted in total gross proceeds of $5,060,020. On April 1, 2021, simultaneously with the sale and issuance of the Over-Allotment Units, the Company consummated the sale of an additional 101,621 Private Warrants (the “Over-Allotment Private Placement Warrants” and, together with the Private Warrants, the “Private Placements”, generating gross proceeds of $101,621. The Over-Allotment Private Placement Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

The Company initially had 12 months or until March 22, 2022 to complete an initial business combination. On March 21, 2022, stockholders of the Company approved an amendment to the charter to extend that deadline to September 22, 2022.  In connection with this meeting, __________ shares or approximately ___% of the outstanding public shares redeemed their shares at a per share price of $____.  As of __________, 2022, there were ______ public shares outstanding and _________ private shares.

As of __________, 2022, we had approximately $________ (including interest but less the funds used to pay taxes) in the trust account.

The mailing address of our principal executive office is 12115 Visionary Way, Fishers, Indiana 46038, and its telephone number is (317) 855-9926.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special meeting

A special meeting will be held at 9:00 a.m., Eastern Time, on September __, 2022. The special meeting will be held virtually, at https://www.cstproxy.com/amao/____.

Stockholders are being asked to vote on the following proposals:

1.	Proposal No. 1 - The Extension Amendment Proposal.

2.	Proposal No. 2 - The Trust Amendment Proposal.

3.	Proposal No. 3 – Charter Amendment Proposal Re Fairness Opinion

4.	Proposal No. 4 – Charter Amendment Proposal Re Net Tangible Assets

5.	Proposal No. 5 – Charter Amendment Proposal Re Redemption Limitation

6	Proposal No. 6 – The Adjournment Proposal

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Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on _____________, 2022, the record date for the special meeting. You will have one vote per proposal for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were ________ outstanding shares of Company common stock entitled to vote, of which 2,726,500 were Private Shares.

Votes Required

Approval of each of Proposals 1-5 will require the affirmative vote of holders of 65% of the Company’s common stock outstanding on the record date. If you do not vote (i.e., you “abstain” from voting on the proposal), your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Approval of the Adjournment Proposal will require the affirmative vote of majority of the votes cast by the holders of the Company’s common stock present virtually or represented by proxy at the special meeting and entitled to vote on the matter at the annual meeting. Accordingly, abstentions will have the effect of a vote “AGAINST” this proposal.

Voting

You can vote your shares at the special meeting by proxy or virtually.

If you wish to vote by proxy, you must (i) complete the enclosed proxy card and mail it in the envelope provided, or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Alternatively, you can vote your shares virtually by attending the special meeting. You will be given a ballot at the special meeting.

If your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares. Stockholders who hold their shares in “street name,” must obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Company at 12115 Visionary Way, Fishers, Indiana 46038, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting virtually.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the special meeting. If you wish to attend the special meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The Company will pay for the entire cost of soliciting proxies. The Company has agreed to pay the proxy solicitor a fee of approximately $______ plus reasonable out of pocket expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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You may contact the proxy solicitor at the address or telephone number listed below:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

Shareholders Call Toll Free: 844-670-2144

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of _________, 2022, with respect to the beneficial ownership of our common stock held by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our executive officers and directors that beneficially owns shares of common stock; and
•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the Public Warrants included in our units or the Private Warrants as these warrants are not convertible or exercisable within 60 days of __________, 2022.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Approximate Percentage of Outstanding Common Stock
American Opportunity Ventures LLC(2)	2,611,500	(3)	19.7%
American Resources Corporation(2)	2,611,500	(3)	19.7%
Mark C. Jensen	--		*	%
Kirk P. Taylor	--		*	%
Thomas M. Sauve	--		*	%
Daniel J. Hasler	5,000		*	%
Edward Smid	5,000		*	%
Gary T. Ehlebracht	5,000		*	%
CVI Investments, Inc.(4)				%
Boothbay Absolute Return Strategies, LP(5)		(6)		%
Harraden Circle Investors(6)	253,316
Karpus Investment Management(7)				%
Polar Asset Management Partners Inc.(8)				%
Shaolin Capital Management LLC(9)				%
ATW SPAC Management LLC(10)		(11)		%
All executive officers and directors as a group (6 individuals)	2,626,500		19.8%

*	Less than 1%
(1)	Unless otherwise indicated, the address of each of the persons listed below is c/o American Acquisition Opportunity Inc., 12115 Visionary Way, Suite 174, Fishers, Indiana.
(2)

American Opportunity Ventures LLC, our sponsor, is the record holder of the securities reported herein. American Resources Corporation, a publicly traded company, is the manager of our sponsor. By virtue of this relationship, American Resources Corporation may be deemed to share beneficial ownership of the securities held of record by our sponsor. American Resources Corporation disclaims any such beneficial ownership except to the extent of its pecuniary interest.

(3)

Interests shown consist solely of founder shares, classified as shares of Class B common stock. Founder shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

(4)	The address is P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands
(5)	The address is 140 East 45th Street, 14th Floor, New York, NY 10017.
(6)	The address is 299 Park Avenue, 21st Floor, New York, NY 10171.
(6)

In accordance with Rule 13d-3(d)(1) regarding securities which represent a right to acquire an underlying security, each Unit has been reported herein as representing the beneficial ownership of one (1) share of common stock. The Units are held by Boothbay Absolute Return Strategies, LP, a Delaware limited partnership, and one or more other private funds (the “Fund”), which is managed by Boothbay Fund Management, LLC, a Delaware limited liability company (the “Adviser”). The Adviser, in its capacity as the investment manager of the Fund, has the power to vote and the power to direct the disposition of all Units held by the Fund. Ari Glass is the Managing Member of the Adviser. Accordingly, for the purposes of Reg. Section 240.13d-3, the reporting persons herein may be deemed to beneficially own an aggregate of 900,000 Shares.

(7)	The address is 183 Sully's Trail, Pittsford, New York 14534.
(8)	The address is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.
(9)	The address is 7610 NE 4th Court, Suite 104, Miami FL 33138.
(10)	The address is 7969 NW 2nd Street, #401, Miami, FL 33126
(11)

The securities of the Company held by ATW SPAC Management LLC are held in the form of common stock. The securities are held by one or more separately managed accounts managed by ATW SPAC Management LLC, a Delaware limited liability company, which has been delegated exclusive authority to vote and/or direct the disposition of such Units held by such separately managed accounts, which are sub-accounts of one or more pooled investment vehicles managed by a Delaware limited liability company. Antonio Ruiz-Gimenez is the Managing Member of ATW SPAC Management LLC. For the purposes of Reg. Section 240.13d-3, the reporting persons herein are deemed to beneficially own an aggregate of 900,000 shares.

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PROPOSAL NO. 1 - THE EXTENSION AMENDMENT PROPOSAL

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company must consummate a Business Combination to the Extended Date. The approval of the Extension Amendment Proposal is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extensions. A copy of the proposed amendment to the charter of the Company to effectuate the Extension is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment Proposal or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extensions are implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights.

Reasons for the Proposal

The Company’s IPO prospectus and charter originally provides that the Company had until March 22, 2022 (12 months after the consummation of the IPO) to complete a Business Combination. In March 2022, stockholders approved an extension of this deadline to September 22, 2022 and on June 28, 2022, the Company entered into an agreement for the Business Combination. The Company believes there will not be sufficient time before September 22, 2022 to allow the Company to consummate the Business Combination. Accordingly, the Company has determined to seek stockholder approval to extend the time for closing a Business Combination beyond September 22, 2022 to the Extended Date.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment is not approved by September 22, 2022, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The initial stockholders have waived their rights to liquidating distributions from the trust account with respect to their Private Shares. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company winds up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

If the Extension Amendment is not approved, the trust account will be liquidated as described above.

If the Extension Amendment is Approved

The Company has cross-conditioned each of Proposals 1-5 on the remainder meaning all must be approved for any to be implemented. If each of Proposals 1-5 are approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete a Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock, and public warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

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You are not being asked to vote on any Business Combination at this time. If the Extensions are implemented and you do not elect to redeem your public shares in connection with the Extensions, you will retain the right to vote on a future Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event such future Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date.

If each of the Proposals is approved, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment proposal is approved, and the amount remaining in the trust account may be only a fraction of the amount that was in the trust account as of __________, 2022. However, the Company will not proceed with the Extensions if the other Proposals are not approved. In such instance, the Company will proceed to liquidation and stockholders would receive their pro rata share upon liquidation.

Redemption Rights

If the Proposals are approved, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. If the Proposals are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed the a Business Combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST ON ________, 2022. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT AND ELECTION.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of ________, 2022, this would amount to approximately $10.10 per share. The closing price of the common stock on August 26, 2022, the most recent closing price, was $10.10.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Extension Amendment. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding common stock is required to approve the Extension Amendment. If each of Proposals 1-5 is not approved, the Extension Amendment will not be implemented. Each of Proposals 1-5 is cross-conditioned on the approval of each other. Abstentions will have the effect of a vote “AGAINST” this proposal.

All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

Our Board recommends that you vote “FOR” the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

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PROPOSAL NO. 2 - THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

In connection with the IPO, approximately $106,000,000 was placed in the trust account governed by the Trust Agreement upon completion of the IPO. The Trust Agreement initially provided that if a Business Combination has not been consummated, upon the date which is 12 months after the closing of the IPO, or March 22, 2022, the trust account was to be liquidated and its proceeds are to be distributed to the Company’s public stockholders of record as of such date, including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses). The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of at least 65% of the then outstanding shares of Common Stock, voting together as a single class. On March 21, 2022 stockholders of the Company approve an amendment to the Trust Agreement extending this date to September 22, 2022.

The Company’s board of directors has determined that there is not sufficient time before September 22, 2022 to hold a special meeting to obtain stockholder approval of and consummate a Business Combination. Accordingly, the Company’s board of directors believes that in order to successfully complete the Business Combination, it is appropriate to obtain the Extensions.

The Company is proposing to amend the Trust Agreement to extend the liquidation date from September 22, 2022 to the Extended Date.

The purpose of the Trust Amendment is to amend the Trust Agreement to extend the liquidation of the trust account to match the Extended Date if the Extension Amendment is approved. The Trust Amendment is necessary in conjunction with the Extension Amendment because, otherwise the Trust Agreement would terminate and the result would be the same as if the Extension Amendment was not approved.

Approval of the Trust Amendment Proposal is a condition to the approval of all other Proposals.

A copy of the proposed amendment to the Trust Agreement charter is attached to this proxy statement as Annex B.

Required Vote

Approval of the Trust Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s outstanding common stock, including those shares held as a constituent part of our units, on the record date. Each of the Extension Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Abstentions will have the effect of a vote “AGAINST” this proposal.

All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Trust Amendment Proposal.

Recommendation

Our Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Trust Amendment Proposal.

Our Board recommends that you vote “FOR” the Trust Amendment Proposal.

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PROPOSAL NO. 3 – THE FAIRNESS OPINION AMENDMENT PROPOSAL

Section 9.5 of our charter requires that in the event we enter into an initial Business Combination with a target business that is affiliated with our sponsor or our officers and directors, we, or a committee of our independent directors, must obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that such Business Combination is fair to us from a financial point of view. In connection with the execution of the Business Combination Agreement, we had obtained a valuation of the target but not a formal fairness opinion although it is a condition to our obligation to close the Business Combination that such an opinion be obtained. The board believes that completion of the transactions under the Business Combination Agreement are in the best interests of all stockholders.

The board believes that the cost of obtaining such an opinion outweighs the potential benefits in these circumstances. As of ________, 2022 there were only _________ shares of common stock issued, outstanding and entitled to vote of which ____% are owned by the sponsor and affiliates. The sponsor and affiliates have entered into an agreement in connection with the IPO to vote their shares in favor of an initial business combination and their share ownership would be sufficient to approve the business combination without any public shares voting. , we are seeking stockholder approval that the charter be amended to remove Section 9.5 and thereby permit us to complete the business combination with RMC without obtaining a fairness opinion. If this amendment is not approved, we will not be able to complete the transaction under the Business Combination Agreement.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding common stock is required to approve the amendment to delete the required fairness opinion requirement. If each of Proposals 1-5 is not approved, this Proposal will not be implemented. Each of Proposals 1-5 is cross-conditioned on the approval of each other. Abstentions will have the effect of a vote “AGAINST” this proposal.

Recommendation of the Board

The Board of Directors recommends that you vote “FOR” approval of the Fairness Opinion Amendment Proposal.

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PROPOSAL NO. 4 – THE NET TANGIBLE ASSETS PROPOSAL

Section 9.2(a) of the charter provides the following:

(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation will only redeem Offering Shares so long as (after such redemption), the Corporation’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)), or of any entity that succeeds the Corporation as a public company, will be at least $5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination either immediately prior to or upon consummation of the initial Business Combination and after payment of underwriters’ fees and commissions (such limitation hereinafter called the “Redemption Limitation”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

The purpose of the NTA Requirement (set forth in the underlined text above) was to ensure that the Company will not be subject to the “penny stock” rules of the SEC as long as it met the NTA Requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”).  The Company is proposing to amend its charter to remove the NTA Requirement. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it can rely on another exclusion, which relates to it being listed on the Nasdaq Capital Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”).  Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth in Rule 3a51-1(a)(2) as a result of its securities being listed on the Nasdaq Capital Market.

Rule 419 blank check companies and “penny stock” issuers

As disclosed in our IPO prospectus, because the net proceeds of the our IPO were being used to complete an initial business combination with a target business that had not been selected at the time of the IPO, the Company may be deemed a “blank check company”.  Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51 – 1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule.  Historically SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer.  The inclusion of the underlined language in Section 9(a) of the charter as reproduced above, was to ensure that through the consummation of the business combination, the Company would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.

Reliance on Rule 3a51-1(a)(2).

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on the Nasdaq Capital Market and have been since the consummation of its IPO. The Company believes that the Nasdaq Capital Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock.  Therefore, the NTA Requirement is unnecessary.

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Reasons for the Amendment

Stockholders are being asked to adopt the proposed amendment to the charter which, in the judgment of the Board, may facilitate the consummation of the Business Combination. The charter limits the Company’s ability to consummate an initial business combination, or to redeem shares of common stock in connection with an initial business combination, if it would cause the Company to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the common stock is not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act. Because the common stock would not be deemed to be a “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the NTA Proposal to facilitate the consummation of the Business Combination. If the NTA Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, the charter would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met. If this Proposal is approved and implemented, the charter would be amended to delete the language underlined above.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding common stock is required to approve the this Proposal. If each of Proposals 1-5 is not approved, this Proposal will not be implemented. Each of Proposals 1-5 is cross-conditioned on the approval of each other. Abstentions will have the effect of a vote “AGAINST” this proposal.

Recommendation of the Board

The Board of Directors recommends that you vote “FOR” approval of the NTA Proposal.

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PROPOSAL NO. 5 – THE CHARTER AMENDMENT PROPOSAL RE REDEMPTION LIMITATION

Section 9.7 of the Company’s charter provides as follows:

Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify (i) the substance or timing of the ability of Public Stockholders to seek redemption in connection with an initial Business Combination or amendments to this Amended and Restated Certificate prior thereto or the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (ii) with respect to any other provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.

This provision entitles stockholders of the Company to redemption rights if the Company seeks to amend the charter to extend the period of time to complete the initial business combination or makes certain other changes to provision governing pre-initial business combination activity.  Redemption rights are limited, however, and any such amendment would be voided if the net tangible assets redemption limit cannot be satisfied.  As discussed in Proposal No. 4, the Company believes that the net tangible assets limitation may be removed from the charter.  The proposed amendment to Section 9.7 would remove this limitation with respect to redemption rights in connection with charter amendments as well.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding common stock is required to approve the Extension Amendment. If each of Proposals 1-5 is not approved, the Extension Amendment will not be implemented. Each of Proposals 1-5 is cross-conditioned on the approval of each other. Abstentions will have the effect of a vote “AGAINST” this proposal.

Effect of Approval of this Proposal

If Proposals 1-5 are all approved, each will be implemented. The effect of this Proposal would be to delete the underlined language as shown above and thereby eliminate any dollar limitation on the amount of public shares that may be redeemed.

Recommendation of the Board

The Board of Directors recommends that you vote “FOR” approval of the Charter Amendment Redemption Limitation Proposal.

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PROPOSAL NO. 6 - THE ADJOURNMENT PROPOSAL

If there are insufficient votes at the time of the special meeting to approve any of Proposals 1-5, the Company intends to propose to adjourn the special meeting for a period of not more than ___ days for the purpose of soliciting additional proxies in favor of the Proposals. The Company does not intend to propose adjournment at the special meeting if there are sufficient votes to approve Proposals 1-6.

Required Vote

Approving the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal requires the affirmative vote of majority of the votes cast by the holders of the Company’s common stock present virtually or represented by proxy at the special meeting and entitled to vote on the matter at the annual meeting. Accordingly, abstentions will have the same effect as a vote “AGAINST” the proposal to adjourn the special meeting, while broker non-votes, if any, and shares not in attendance at the special meeting will have no effect on the outcome of any vote to adjourn the special meeting.

Recommendation

After careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Adjournment Proposal.

Our Board recommends that you vote “FOR” the Adjournment Proposal.

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INTERESTS OF THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS

When you consider the recommendation of our Board with respect to each of Proposals 1-6, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If the Proposals are not approved by September 22, 2022, in accordance with our charter, the Private Shares and the Private Warrants held by our sponsor and executive officers and directors, which were acquired directly from the Company, will be worthless;

•	Certain of our directors and officers also have ownership interests in RMC, the target in our Business Combination and if these Proposals are not approved, the Business Combination will not occur.

•

All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after any Business Combination. If a Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•

Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.10 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.10 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act; and

•

The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and Business Combinations. However, if the Company fails to obtain the Extensions, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a Business Combination is not completed.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

If the Proposals are approved, we anticipate that the 2022 annual meeting of stockholders will be held no later than December 31, 2022. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2022 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must have been received by the Company at its offices at 12115 Visionary Way, Fishers, Indiana 46038 no later than ___________, 2022.

You may propose director candidates for consideration by the Board’s Nominating, Corporate Governance and Compensation Committee. Any such recommendations should include the nominee’s name and qualifications for board of directors membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve. Such proposals must be received by the Company within the time period described above for proposals under Rule 14a-8.

If the Extensions are not approved and the Company fails to complete a qualifying business combination on or before September 22, 2022, there will be no annual meeting in 2022.

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DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at American Acquisition Opportunity Inc., 12115 Visionary Way, Fishers, Indiana 46038, Attn: Chief Executive Officer.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extensions by contacting us at the following address or telephone number:

American Acquisition Opportunity Inc.

12115 Visionary Way

Fishers, Indiana 46038

Tel: (317) 855-9926

You may also contact the proxy solicitor at the address or telephone number listed below:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, New Jersey 07003

Shareholders Call Toll Free: 844-670-2144

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ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

AMERICAN ACQUISITION OPPORTUNITY INC.

[●] 2022

The undersigned, being a duly authorized officer of American Acquisition Opportunity Inc., a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. The name of the Corporation is “American Acquisition Opportunity, Inc.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 20, 2021. An amended and restated certificate of incorporation was filed with the Secretary of State of the State of Delaware on March 17, 2021 which was subsequently amended by means of a Certificate of Amendment dated March ____, 2022 (the “Amended and Restated Certificate”).

2. This Amendment to the Amended and Restated Certificate (this “Amendment”) amends the Amended and Restated Certificate.

3. This Amendment was duly adopted by the affirmative vote of the holders of at least 65% of the common stock of the Corporation entitled to vote at a meeting of stockholders in accordance with the Amended and Restated Certificate and Section 242 of the General Corporation Law of the State of Delaware.

4. This Amendment shall become effective on the date of filing with the Secretary of State of the State of Delaware.

5. The text of Section 9.1(b) of Article IX of the Amended and Restated Certificate is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 5, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by March 22, 2023 (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking to (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or amendments to this Amended and Restated Certificate prior thereto or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

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6. The text of Section 9.2(a) of Article IX of the Amended and Restated Certificate is hereby amended and restated to read in full as follows:

(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price. Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

7. The text of Section 9.7 of Article IX of the Amended and Restated Certificate is hereby amended and restated to read in full as follows:

Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify (i) the substance or timing of the ability of Public Stockholders to seek redemption in connection with an initial Business Combination or amendments to this Amended and Restated Certificate prior thereto or the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (ii) with respect to any other provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares.

8. The text of Section 9.5 of Article IX of the Amended and Restated Certificate is hereby deleted in its entirety.

IN WITNESS WHEREOF, American Acquisition Opportunity Inc. has caused this Amendment to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

AMERICAN ACQUISITION OPPORTUNITY INC.

By:
Name:	Mark C. Jensen
Title:	Chief Executive Officer

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ANNEX B

PROPOSED TRUST AMENDMENT

[●], 2022

THIS AMENDMENT NO. 2 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [●], 2022, by and between American Acquisition Opportunity Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated March 17, 2021, by and between the parties hereto (the “Trust Agreement”).

WHEREAS, approximately $106,000,000 was initially placed in the Trust Account from the Offering and sale of Private Placement Warrants;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account after (x) receipt of, and only in accordance with, a Termination Letter; or (y) upon the date which is the later of (i) 12 months after the closing of the Offering and (ii) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation, if a Termination Letter has not been received by the Trustee prior to such date;

WHEREAS, Section 6(d) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be changed, amended or modified with the Consent of the Stockholders;

WHEREAS, the Company obtained the Consent of the Stockholders to approve this Amendment; and

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to Trust Agreement. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes, only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (i) _____________, 2023 and (ii) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date. It is acknowledged and agreed that there should be no reduction in the principal amount per share initially deposited in the Trust Account;

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2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

AMERICAN ACQUISITION OPPORTUNITY INC.

By:
Name:	Mark C. Jensen
Title:	Chief Executive Officer

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS TRUSTEE

By:
Name:	Francis Wolf
Title:	Vice President

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
Vote by Internet - QUICK ☐☐☐ EASY

IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

AMERICAN ACQUISITION OPPORTUNITY INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on __________, 2022.

INTERNET -
www.cstproxyvote.com

Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting -

If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: https://www.cstproxy.com/amao/2022

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.	MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 -6.	Please mark your votes like this	☒

1.	To amend our Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate a Business Combination from September 22, 2022 to _____________, 2023	FOR ☐	AGAINST ☐	ABSTAIN ☐	6.	To approve an adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 and Proposal 2.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To amend the Trust Agreement to extend the liquidation date from September 22, 2022 to _____________, 2023.	FOR ☐	AGAINST ☐	ABSTAIN ☐

CONTROL NUMBER

Signature	Signature, if held jointly	Date	, 2022

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

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Important Notice Regarding the Internet Availability of Proxy

Materials for the Special Meeting of Shareholders

To view the Proxy Statement for the _____________, 2022 Special Meeting

and to Attend the Special Meeting, please go to:

https://www.cstproxy.com/amao/_____

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AMERICAN ACQUISITION OPPORTUNITY INC.

The undersigned appoints Mark C. Jensen, Chief Executive Officer, as proxy, with the power to appoint his substitute, and authorizes him to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of American Acquisition Opportunity Inc. held of record by the undersigned at the close of business on _____________, 2022 at the Special Meeting of Stockholders of American Acquisition Opportunity Inc. to be held on _____________, 2022, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 -6, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)

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